ELEVENTH AMENDMENT
                               TO
      AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT


      This Eleventh Amendment dated as of March 23, 2000 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "Transferor"), FDS NATIONAL BANK, a national banking corporation (the "Servicer") and THE CHASE MANHATTAN BANK, as successor in interest to Chemical Bank, as Trustee (in such capacity, the "Trustee").

                       W I T N E S S E T H

      WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing
Agreement as of December 15, 1992, as amended from time  to  time
(the "Pooling and Servicing Agreement");

      WHEREAS, the Transferor, the Servicer and the Trustee wish to amend Schedule II of the Pooling and Servicing Agreement;

       WHEREAS,  Section  13.01  of  the  Pooling  and  Servicing
Agreement permits the amendment of Schedules subject to certain conditions;

      NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

      1.    Schedule II as attached to the Pooling and  Servicing
Agreement is hereby deleted in its entirety and Schedule II attached hereto is substituted therefor.

      2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Eleventh Amendment does not adversely affect in any material respect the interests of the Certificateholders, as defined in the Pooling and Servicing Agreement.

     3. The Pooling and Servicing Agreement, as amended by this Eleventh Amendment, shall continue in full force and effect among the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              PRIME RECEIVABLES CORPORATION


                              By   /s/ Susan P. Storer

                              Title     President



                              FDS NATIONAL BANK


                              By   /s/ Susan R. Robinson

                              Title     Treasurer



                              THE CHASE MANHATTAN BANK


                              By   Jennifer Richardson

                              Title     Assistant Vice President



                            EXHIBIT A


                       Opinion of Counsel


                         March 27, 2000


Prime Receivables Corporation           The Chase Manhattan Bank, as Trustee
4705 Duke Drive                         450 West 33rd Street
Mason, Ohio  45220                      New York, NY  10001

     Re: Prime Receivables, Inc.  Amended and Restated Pooling &
         Servicing Agreement dated as of December 15, 1992 (the
         "Agreement")

Ladies and Gentlemen:

          As Deputy General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Eleventh Amendment to the Agreement and the substitution of Schedule II of the Agreement.

          I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that the Eleventh Amendment to the Agreement and the deletion of the current Schedule II to the Agreement and substitution therefor with an amended Schedule II do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.

                              Very truly yours,



                              Dennis J. Broderick




                           SCHEDULE II

                  SCHEDULE OF LOCK-BOX ACCOUNTS


     Bank Name                    Originator                  Bank Account #

Bank of America Illinois        All Originators                8188500959
231 South Lasalle St.
Chicago, IL 60697


Norwest                         All Originators                6355064529
MAC N9305-031                   Prime Receivable Corp.
Sixth and Marquette             St. Cloud, MN
Minneapolis, MN  55479          56396-1205


Chase Manhattan Bank            All Originators                323890075
Corporate Banking               Electronic banking networks
Church Street Station
P.O. Box 932
New York, NY                    All Originators                400471302
10008-0932                      Internet banking activity


SunTrust Bank                   Macy's A&S  *                  8801245864
Mail Code 5099                  Electronic banking network
P.O. Box 4418
Atlanta, GA
30302


Firstar                         Burdines  *                    480366723
P.O. Box 1038                   Dept
425 Walnut Street               Mason, OH
Cincinnati, OH                  45040-4585
45201-1036

                                Jordan Marsh  *                480381425
                                P.O. Box
                                Mason, OH
                                45040-4583

                                Bloomingdales  *               481442556
                                P.O. Box
                                Mason, OH
                                45040-4590

                                A & S  *                       481442598
                                P.O. Box
                                Mason, OH
                                45040-4580


                                Goldsmith's  *                 481442614
                                P.O. Box
                                Mason, OH
                                45040-4588

                                Rich's  *                      481442606
                                P.O. Box
                                Mason, OH
                                45040-4587

PNC Bank                        The Bon Marche  *              4060027019
201 East 5th Street             P.O. Box 8080
Cincinnati, Ohio 45201          Mason OH
                                45040-8080


                                Stern's  *                     4190002709
                                P.O. Box 8081
                                Mason OH
                                45040-8081


                                Lazarus    *                   4110175133
                                P.O. Box 4504
                                Mason OH
                                45040-4504


                                Macy's West  **                3001544986
                                P.O. Box 8021
                                Mason OH
                                45040-8021


                                Broadway Stores  *             3001544994
                                P.O. Box 8022
                                Mason OH
                                45040-8022


FifthThird Bank                 Lazarus  *                     71527336
38 Fountain Sq. Plaza           P.O. Box 0064
Cincinnati, Ohio  45263         Cincinnati, Ohio  45274


Notes:

    * Account activity will transition to Chase Manhattan banking network account beginning in April 2000. Account will be closed by June 30, 2000.

    **  This account will remain intact and active.